UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 11, 2017

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On Thursday, May 11, 2017, Knight Transportation, Inc., an Arizona corporation (the “Company”), held its Annual Meeting of Shareholders. The matters voted upon at the 2017 Annual Meeting of Shareholders and the results of such voting are set forth below.

Proposal No. 1:	The Company's shareholders elected three individuals to the Company's Board of Directors as Class I Directors to serve a term of three years.

	For	Withheld	Broker Non-Votes
Richard C. Kraemer	66,340,840	714,677	10,797,019
Richard J. Lehmann	66,217,661	837,856	10,797,019
Roberta Roberts Shank	66,431,966	623,551	10,797,019

Proposal No. 2:	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
66,879,692	167,105	8,720	10,797,019

Proposal No. 3:
In a non-binding, advisory vote, the shareholders voted as follows on the proposal to select the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
57,426,213	21,888	9,599,053	8,363	10,797,019

Accordingly, the Company’s shareholders expressed a preference for a non-binding, advisory vote on executive compensation each year. The Company’s Board of Directors considered the results of the non-binding, advisory vote on the frequency of votes on executive compensation and determined that it would hold future non-binding, advisory votes each year until the next shareholder non-binding, advisory vote on the frequency of these votes.

Proposal No. 4:	The Company's shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2017.

For	Against	Abstentions	Broker Non-Votes
75,405,784	2,434,326	12,426	--

Item 8.01	Other Events.

On Thursday, May 11, 2017, the Company issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.06 per share of common stock.  The dividend is payable to the Company's shareholders of record as of June 2, 2017, and is expected to be paid on June 23, 2017. A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION

	99	Knight Transportation, Inc. press release dated May 11, 2017, announcing quarterly cash dividend

The information contained in Items 8.01 and 9.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to our declaration of quarterly dividends, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  There can be no assurance that future dividends will be declared. The declaration of future dividends is subject to approval of our Board of Directors and  various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable law; restriction on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; the deterioration in our financial condition or results, and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission.  Please refer to the last paragraph of the press release and various disclosures by the Company in its press releases, shareholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: May 11, 2017	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Knight Transportation, Inc. press release dated May 11, 2017, announcing quarterly cash dividend